INVESTOR PRESENTATION NYSE: GNTY 4TH QUARTER 2024

SAFE HARBOR STATEMENT ABOUT GUARANTY BANCSHARES, INC. Guaranty Bancshares, Inc. is the parent company for Guaranty Bank & Trust, N.A. Guaranty Bank & Trust has 33 banking locations across 26 Texas communities located within the East Texas, Dallas/Fort Worth, Houston and Central Texas regions of the state. As of December 31, 2023, Guaranty Bancshares, Inc. had total assets of $3.2 billion, total loans of $2.3 billion and total deposits of $2.6 billion. Visit www.gnty.com for more information. NO OFFER OR SOLICITATION This communication does not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. NON-GAAP FINANCIAL MEASURES Guaranty reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Measures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure.

SAFE HARBOR STATEMENT This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, other risks and uncertainties listed from time to time in our reports and documents filed with the Securities and Exchange Commission ("SEC"). We can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and we do not intend, and assume no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

QUARTERLY HIGHLIGHTS Ty Abston CEO and Chairman of the Board Shalene Jacobson EVP and Chief Financial Officer

Q4 2023 – FINANCIAL RESULTS EARNINGS, ROAA AND NIM BALANCE SHEET NON-INTEREST INCOME AND EXPENSE Total assets were $3.18 billion at Dec 31, 2023, compared to $3.35 billion at Dec 31, 2022 Total gross loans were $2.32 billion at Dec 31, 2023, compared to $2.38 billion at Dec 31, 2022 Gross loans increased $4.3 million (0.2%) in 4Q23 and decreased $55.6 million (2.4%) during 2023 Total deposits were $2.63 billion at Dec 31, 2023 compared to $2.68 billion at Dec 31, 2022 Total deposits decreased $25.0 million (0.9%) in 4Q23 and $47.9 million (1.8%) during 2023 Total equity was $303.8 million at Dec 31, 2023 compared to $295.6 million at Dec 31, 2022 Repurchased 24,800 GNTY shares in 4Q23 at a weighted average price of $27.76 per share Paid cash dividend of $0.23/share in each quarter of 2023, compared to $0.22 in each quarter in 2022 Noninterest income was fairly consistent with the prior quarter, a decrease of $143,000, or 2.9%, due primarily to lower gain on sale and fees related to mortgage loans Noninterest expense increased $888,000, or 4.3%, from 3Q23, due primarily to annual salary increases that occurred on Oct 1, 2023 and increases in software and technology costs Efficiency ratio of 74.81% for 4Q23 Net earnings of $5.9 million during the quarter and $30.0 million for the year Net earnings per basic share of $0.51 in 4Q23 and $2.57 for the year ROAA of 0.73% and ROAE of 7.93% in 4Q23 compared to 0.78% and 8.43%, respectively, in 3Q23 and 0.92% and 10.10%, respectively, for the year Net interest margin (FTE) was 3.11% in 4Q23, compared to 3.02% in 3Q23, and 3.15% for the year Loan yield was 6.06% in 4Q23, compared to 5.91% in 3Q23 and 5.79% for the year Cost of total deposits was 2.14% in 4Q23, compared to 1.98% in 3Q23, and 1.71% for the year

ACL No provision for credit losses in 2023, $2.8 million provision in 4Q22 No material changes in CECL methodology during 2023. Made minor adjustments to certain qualitative factors each quarter to incorporate relevant portfolio trends Allowance for credit losses (ACL) coverage is 1.33% at Dec 31, 2023 and 1.34% at Dec 31, 2022 LOAN PORTFOLIO & CREDIT QUALITY Gross loans increased $4.3 million, or 0.19%, in 4Q23 Weighted average yield on new loan originations in 4Q23 was 8.61%, compared to 8.14% in 3Q23 and 8.19% for the year Nonperforming assets to total assets were 0.18% as of Dec 31, 2023, 0.09% as of Sep 30, 2023 and 0.32% as of Dec 31, 2022 Net charge-offs were $220,000 in 4Q23, compared to $619,000 in 3Q23, and $1.1 million for the year Net charge-offs to average loans were 0.04% in 4Q23, compared to 0.11% in 3Q23 and 0.04% for the year Loan portfolio quality remains strong and we expect credit metrics to continue to benefit from good economic conditions in Texas CRE and real estate C&D represents 39.7% and 12.8% of our total loan portfolio, respectively. Office-related loans represent 4.6% of the total loan portfolio and have an average balance of $515,000 Non-accrual loans are $5.6 million as of Dec 31, 2023, an increase from $2.7 million at Sep 30, 2023. The increase consists of a $1.5 million loan that should be paid off within the month and a $1.1 million single family residence with strong LTV. We expect minimal losses, if any, on either loan. Substandard loans at Dec 30, 2023 are $24.6 million, down from $28.1 million at Sep 30, 2023. A $3.5 million substandard loan was paid off during 4Q23. All others are in process of resolution with minimal losses expected. Q4 2023 – CREDIT & ACL INFO

DEPOSITS Granular deposits: 87,664 total deposit accounts with an average balance of $30,038 Uninsured deposits, excluding public funds and GNTY-owned accounts, are 25.07% of total deposits Total deposits decreased by $25.0 million in 4Q23, which consisted primarily of a decrease in DDA deposits of $48.6 million, a decrease in time deposits of $8.1 million and offset by an increase in savings/MMDA of $33.5 million. Total deposits decreased $47.9 million during 2023 Loan-to-deposit ratio of 88.2% as of Dec 31, 2023, 87.2% as of Sep 30, 2023 and 88.7% as of Dec 31, 2022 Noninterest-bearing deposits represent 32.4% of total deposits as of Dec 31, 2023, down from 39.2% at Dec 31, 2022 Q4 2023 – Deposits, Liquidity & Capital LIQUIDITY & INVESTMENTS Liquidity ratio* was 12.2% at Dec 31, 2023 FHLB advances decreased $35.0 million during 4Q23 and decreased $150.0 million during 2023 Total available contingent liquidity from all sources is $1.2 billion at Dec 31, 2023 Total net unrealized loss on investment securities is $48.9 million, comprised of $19.2 million AFS and $29.7 million HTM. Net of tax, total unrealized loss is $38.6 million, which is 12.1% of total equity before losses** Capital ratios remain strong. Total equity to average assets as of Dec 31, 2023 is 9.5% If we had to recognize our entire unrealized losses on both AFS and HTM securities, the ratio would be 8.8%** During 4Q23, we repurchased 24,800 shares of Company stock at an average price of $27.76 per share. During the year ended Dec 31, 2023, we repurchased 434,798 shares, or 3.7% of average shares outstanding during the year, at an average price of $25.82 per share CAPITAL *Calculated as cash and cash equivalents and unpledged securities divided by total liabilities. **Non-GAAP financial metrics. Calculations of these metrics and reconciliations to GAAP are included in the Reconciliation of Non-GAAP Financial Measures pages at the end of this presentation.

Q & A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Net Unrealized Loss on Securities, Tax Effected, as % of Total Equity (dollars in thousands) December 31, 2023 Total equity(1) $ 303,846 Less: net unrealized loss on HTM securities, tax effected (23,451) Total equity, including net unrealized loss on AFS and HTM securities $ 280,395 Net unrealized loss on AFS securities, tax effected 15,156 Net unrealized loss on HTM securities, tax effected 23,451 Net unrealized loss on AFS and HTM securities, tax effected $ 38,607 Net unrealized loss on securities as % of total equity(1) 12.7% Total equity before impact of unrealized losses $ 319,002 Net unrealized loss on securities as % of total equity before impact of unrealized losses 12.1% Total average assets $ 3,197,628 Total equity to average assets 9.5% Total equity, adjusted for tax effected net unrealized loss, to average assets 8.8% (1) Includes the net unrealized loss on AFS securities, tax effected, of $15,156.